Exhibit 10(xiv)

          Restated Trust Agreement for Brenton Banks, Inc. Retirement Plan, effective January 1, 1986. This Restated Trust Agreement is incorporated by reference from Form 10-K of Brenton Banks, Inc., for the year ended December 31, 1991.
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